                                                                   Exhibit 10.43






                            INDEMNIFICATION AGREEMENT
                            -------------------------

                   INDEMNIFICATION AGREEMENT (this "Agreement"), dated
                                                    ---------
         as of November __, 1997, made by BOSTON PROPERTIES LIMITED PARTNERSHIP ("Mortgagor"), a Delaware limited partnership, hav-
                       ---------
         ing an address at 599 Lexington Avenue, New York, New York 10022, in favor of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Mortgagee"), a Massachusetts corporation, having its princi-
           ---------
         pal office at John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117, Attention: Real Estate Investment Group, T-52.


                                   WITNESSETH:
                                   ----------

                   WHEREAS, Mortgagor is, on the date hereof, (a) the owner of fee title to a parcel of land and the improvements thereon known as 875 Third Avenue, New York, New York and the easements appurtenant thereto (collectively, the "Original Fee
                                                           ------------
         Parcel"), all as more particularly described in Exhibit A-1
         ------                                          -----------
         hereto, and (b) the owner of fee title to the Corner Parcel and all Improvements thereon (as such terms are defined in the Mortgage, as hereinafter defined), which Corner Parcel is con-tiguous to the Original Fee Parcel and is more particularly de-scribed on Exhibit A-2 hereto (the Original Fee Parcel and the
                    -----------
         Corner Parcel are collectively described on Exhibit A-3
                                                     -----------
         hereto);

                   WHEREAS, Mortgagee is on the date hereof the owner and holder of certain mortgages which were consolidated, ex-tended and modified pursuant to that certain Consolidation, Extension and Modification Agreement (the "Consolidation Agree-
                                                    --------------------
         ment"), dated as of May 11, 1988, between Kenvic Associates, a
         ----
         New York general partnership ("Original Mortgagor") and Mort-
                                        ------------------
         gagee, recorded on May 18, 1988 in the Office of the City Reg-ister, New York County (the "Register's Office") in Reel 1403,
                                      -----------------
         Page 1793, so as to form a single first lien on the Mortgaged Premises (as such term is defined in the Mortgage, as herein-after defined) securing the original principal amount of $180,000,000, and were further modified (i) pursuant to that certain Modification Agreement, dated as of May 30, 1990, be-tween Original Mortgagor and Mortgagee, recorded on June 28, 1990 in the Register's Office in Reel 1705, Page 1760 (the "1990 Modification Agreement"), (ii) pursuant to that certain
          ---------------------------
         Note and Mortgage Modification Agreement, dated as of July 23, 1992, between Original Mortgagor and Mortgagee, recorded on July 30, 1992 in the Register's Office in Reel 1892, Page 434 (the "1992 Modification Agreement"), (iii) pursuant to that
               ---------------------------
         certain Note and Mortgage Modification and Spreader Agreement,
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         dated as of December 29, 1995, between Original Mortgagor and
         Mortgagee, recorded on January 5, 1996 in the Register's Office in Reel 2279, Page 443 (the "1995 Modification Agreement"); and
                                      ---------------------------
         (iv) pursuant to that certain Note and Mortgage Modification and Spreader Agreement, dated as of the date hereof, between Mortgagor and Mortgagee, intended to be recorded in the Register's Office following the execution thereof (the "1997
                                                                 ----
         Modification Agreement"; the Consolidation Agreement as amended
         ----------------------
         by the 1990 Modification Agreement, the 1992 Modification Agreement, the 1995 Modification Agreement and the 1997 Modifi-cation Agreement is hereinafter referred to as the "Mortgage";
                                                             --------
         any capitalized terms used herein and not defined shall have the respective meanings assigned to them in the Mortgage);

                   WHEREAS, as of the date hereof, (i) Original Mort-gagor has, in exercise of its rights under Section 6 of the 1995 Modification Agreement, conveyed to Mortgagor all of Orig-inal Mortgagor's right, title and interest in and to the Orig-inal Fee Parcel, (ii) Mortgagee and Original Mortgagor have terminated the Corner Parcel Lease, (iii) Mortgagee has con-veyed to Mortgagor Mortgagee's fee title in and to the Corner Parcel (the transaction described in subparagraph (ii) above and this subparagraph (iii) being collectively referred to herein as the "Corner Parcel Transfer"), and (iv) Mortgagor has
                        ----------------------
         agreed to assume all of Original Mortgagor's obligations aris-ing from and after the date hereof under the Notes, the Mort-gage and the other Loan Documents pursuant to that certain As-sumption, dated as of the date hereof, by Mortgagor for the benefit of Mortgagee and Original Mortgagor and their respec-tive successors and assigns (the transactions described in sub-paragraphs (i), (ii), (iii) and (iv) above shall hereinafter be collectively referred to as the "Transfer"); and
                                          --------
                   WHEREAS, Mortgagor, in consideration of the foregoing and of Mortgagee's agreement to consent to the Transfer, has agreed to execute and deliver this Agreement.

                   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowl-edged, the parties hereto agree as follows:

                   1.  Indemnification.  Notwithstanding any provision
                       ---------------
         in the Mortgage, the Notes or any other Loan Document limiting or negating the personal liability of Mortgagor, Mortgagor shall protect, indemnify, save harmless and defend Mortgagee from and against any and all transfer taxes, income taxes and all other costs, expenses, liabilities, obligations, claims, losses, damages, penalties, and causes of action, of any type whatsoever (collectively, "Claims"), imposed upon, suffered,


                                       -2-
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         incurred by or asserted against Mortgagee at any time by reason of the Corner Parcel Transfer, except to the extent that such Claims arise from Mortgagee's gross negligence or willful mis-conduct.

                   2.  Survival.  The obligations of Mortgagor under
                       --------
         Section 1 of this Agreement shall survive any payment of the Notes, any discharge, satisfaction, release or assignment of the Mortgage, any transfer of the Mortgaged Premises or any part thereof, any exercise of remedies by Mortgagee, including, without limitation, the appointment of a receiver, any foreclo-sure of the Mortgage or any transfer of the Mortgaged Premises (or any part thereof) by deed in lieu of foreclosure and any other event or circumstance whatsoever.

                   3.   Personal Liability.  In accordance with Sec-
                        ------------------
         tion 6 of the 1997 Modification Agreement, Mortgagor shall be personally liable for all of its obligations set forth in this Agreement.

                   4.   Binding Effect.  This Agreement shall inure to
                        --------------
         the benefit of Mortgagee and its successors and assigns, and shall be binding upon Mortgagor and its respective successors and assigns.

                   5.   Counterparts.  This Agreement may be executed in
                        ------------
         several counterparts, each of which shall constitute one and the same instrument.

                   6.   Notices.  All notices, demands, requests, con-
                        -------
         sents, approvals and other instruments under this Agreement shall be in writing and shall be deemed to have been actually or properly given if and when mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or by personal delivery (with a receipt obtained therefor) or recognized overnight courier service, addressed (a) if to Mort-gagor, to Boston Properties Limited Partnership, 599 Lexington Avenue, New York, New York 10022, Attention, Robert Selsam, or at such other address as Mortgagor may have designated by no-tice to Mortgagee, with a copy to Goodwin, Proctor & Hoar, LLP, Exchange Place, Boston, Massachusetts 02109, Attention, Edward
         M. Schulman, Esq., with a copy to Weil, Gotshal & Manages LLP, 767 Fifth Avenue, New York, New York 10153, Attention, Alan J. Pomerantz, Esq. or to such other firms as Mortgagor may direct in writing, and (b) if to Mortgagee originally named herein, to John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, Attention, Real Es-tate Investment Group, Floor T-52, or at such other address as Mortgagee may have designated by notice to Mortgagor.



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                   7.   Miscellaneous.  Mortgagor agrees that:
                        -------------

                   (a) If any term of this Agreement or any application thereof shall be declared invalid, illegal or unenforce-able, the remainder of this Agreement and any other ap-plication of such terms shall not be affected thereby.

                   (b) No failure or delay on the part of Mortgagee to exercise any power, right or privilege under this Agree-ment shall impair any such power, right or privilege or be construed to be a waiver of any default or any acquies-cence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege.

                   (c) No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                   (d) This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                   (e) Mortgagor shall pay all reasonable attorneys' fees and other reasonable costs and expenses which may be incurred by Mortgagee in the enforcement of this Agree-ment.


                   [Remainder of Page Intentionally Left Blank]


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                   IN WITNESS WHEREOF, the undersigned has caused this
         Indemnification Agreement to be duly executed and delivered by its duly authorized officers as of the date first above writ-ten.


                                  MORTGAGOR:

                                  BOSTON PROPERTIES LIMITED PARTNERSHIP,
                                    A Delaware Limited Partnership

                                  By:  Boston Properties, Inc.,
                                       General Partner

                                       By:  /s/ Robert Selsam
                                            -------------------------------
                                            Name:  Robert Selsam
                                            Title: Senior Vice President
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         STATE OF NEW YORK   )
                             :    ss:
         COUNTY OF NEW YORK  )



                   On this ___ day of November, 1997, before me person-ally came ___________________, to me known to be the person(s) who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he/she is the _________________ of Boston Properties, Inc., a Delaware corpo-ration, the general partner of Boston Properties Limited Part-nership, a limited partnership duly organized under the laws of the State of Delaware, having an address at 599 Lexington Av-enue, New York, New York 10022; and that he/she has authority to sign the foregoing instrument for and on behalf of Boston Properties Limited Partnership, and he/she acknowledged to me that he/she executed the same as the act and deed of said part-nership for the use and purposes therein mentioned.



                                      ------------------------------------
                                                 Notary Public